SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2001

                                      CEND

                                  (Depositor)

  (Issuer in respect of CDMC Mortgage-Backed Pass-Through Certificates, Series

                (Exact name of registrant as specified in charter)

Delaware                      333-49820                     95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



6000 Atrium Way, Mt. Laurel, NJ                             08054
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 800.257.0460

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CEND
                 CDMC Mortgage-Backed Pass-Through Certificates
                                 Series 2001-2

On March 25, 2001, The Bank of New York, as Trustee for CEND, CDMC Mortgage-Backed Pass-Through Certificates Series 2001-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001, among CEND as Depositor, Cendant Mortgage Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CEND, CDMC Mortgage-Backed Pass-Through Certificates Series 2001-2 relating to the distribution date of March 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2001


                                      CEND


                          By: /s/ Diane Pickett, MBS Unit
                              ------------------------------
                          Name:   Diane Pickett, MBS Unit
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2001